OPPENHEIMER MUNICIPAL BOND FUND

                    Supplement dated March 15, 1999 to the
                      Prospectus dated November 27, 1998

The Prospectus is changed as follows:

1. The last sentence of the third paragraph in the section entitled "Floating Rate/Variable Rate Obligations" on page 10 is modified to read as follows:

      The Fund will not invest more than 20% of its total assets in inverse floaters.

2. The third sentence of the paragraph entitled "Illiquid Securities" on page 11 is modified to read as follows:

      The Fund will not invest more than 15% of its net assets in illiquid securities.

March 15, 1999                                                       PS0310.008